UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: May 2, 2013

(Date of earliest event reported)

Stillwater Mining Company

(Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	001-13053 (Commission File Number)	81-0480654 (IRS Employer Identification Number)

1321 Discovery Drive, Billings, Montana (Address of principal executive offices)		59102 (Zip Code)

(406) 373-8700

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

On May 7, 2013, the independent inspector of elections for the Company’s 2013 Annual Meeting of Shareholders (the “2013 Annual Meeting”) held on May 2, 2013 delivered its final tabulation of voting results for each of the matters submitted to a vote at the 2013 Annual Meeting, certifying the voting results set forth below. Because of the solicitation of proxies by Clinton Relational Opportunity Master Fund, L.P. (together with certain of its affiliates, the “Clinton Group”) and the contested nature of the 2013 Annual Meeting, broker non-votes were only counted for Proposal 2, the ratification of the appointment of KPMG LLP as the Company’s independent registered accounting firm for 2013.

Based on the certification of the voting results by the independent inspector of elections, the Company’s shareholders elected the following nominees as directors for terms expiring at the Company’s 2014 Annual Meeting of Shareholders: George M. Bee, Francis R. McAllister, Michael S. Parrett, Gary A. Sugar, Charles R. Engles, Michael McMullen, Patrice E. Merrin and Brian Schweitzer. These nominees represented four of the Board’s nominees and four of the Clinton Group’s nominees. The complete final tabulation of voting results for the election of directors is set forth below.

Board of Directors Nominees:

Nominee	Shares Voted For	Shares Withheld	Broker Non-Votes
George M. Bee	49,325,780	1,072,904	6,837,642
Craig L. Fuller	23,421,831	13,849,719	6,837,642
Patrick M. James	27,108,248	10,163,302	6,837,642
Steven S. Lucas	23,154,155	14,117,395	6,837,642
Francis R. McAllister	48,934,731	1,463,953	6,837,642
Michael S. Parrett	42,465,050	7,933,634	6,837,642
Sheryl K. Pressler	30,266,453	7,005,097	6,837,642
Gary A. Sugar	49,331,593	1,067,091	6,837,642

Clinton Group Nominees:

Nominee	Shares Voted For	Shares Withheld	Broker Non-Votes
Charles R. Engles	56,546,147	672,751	6,837,642
Seth E. Gardner	29,992,093	14,099,671	6,837,642
Michael McMullen	56,317,690	901,208	6,837,642
Michael McNamara	29,946,902	14,144,862	6,837,642
Patrice E. Merrin	52,704,430	4,514,168	6,837,642
Brian Schweitzer	56,546,463	672,435	6,837,642
Gregory P. Taxin	30,073,462	14,018,302	6,837,642

The Company’s shareholders ratified the appointment of KPMG LLP as the Company’s independent registered accounting firm for 2013 by the votes indicated:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
98,753,416	1,127,092	1,447,582	0

The Company’s shareholders voted against a resolution, on a nonbinding, advisory basis, to approve named executive officer compensation as disclosed in the Compensation Discussion and Analysis section and compensation tables contained in the Company’s proxy statement for the 2013 Annual Meeting by the votes indicated:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
30,329,078	62,142,665	2,018,704	6,837,643

A shareholder-proposed By-law Amendment to require supermajority voting for certain Board actions was withdrawn by the Clinton Group at the 2013 Annual Meeting and was not presented for a vote.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 8, 2013	STILLWATER MINING COMPANY

	By:	/s/ Brent R. Wadman Brent R. Wadman Corporate Secretary